Fiscal 2020 First Quarter Earnings Call Rick Nadeau Chief Financial Officer February 6, 2020 1 | MAXIMUS: Q1 FY20 EARNINGS PRESENTATION

Forward-looking Statements & Non-GAAP Information These slides should be read in conjunction with the Company’s most recent quarterly earnings press release, along with listening to or reading a transcript of the comments of Company management from our most recent quarterly earnings conference call. This document may contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results, and providing meaningful period-to-period comparisons. These measures should be used in conjunction with, rather than instead of, their comparable GAAP measures. For a reconciliation of non-GAAP measures to the comparable GAAP measures presented in this document, see the Company’s most recent quarterly earnings press release. Throughout this presentation, numbers may not add due to rounding. Included in this document are forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “opportunity,” “could,” “potential,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the factors set forth in Exhibit 99.1 under the caption "Special Considerations and Risk Factors," in our Annual Report on Form 10-K for the year ended September 30, 2019, which was filed with the Securities and Exchange Commission on November 26, 2019 and the matters listed in our “Special Note Regarding Forward- Looking Statements” in our recently filed Quarterly Report on Form 10-Q. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2 | MAXIMUS: Q1 FY20 EARNINGS PRESENTATION

Total Company Results – First Quarter of FY20 ($ in millions, except Q1 FY20 Q1 FY19 % Change • Top-line growth driven by: per share data) − Full quarter contribution from Revenue acquisition of the citizen U.S. Health & Human Services $ 312.3 $ 294.2 6% engagement centers U.S. Federal Services 366.6 217.0 69% Outside the U.S. 139.4 153.4 (9%) − Census contract ramp-up Total Revenue $ 818.2 $ 664.6 23% − Organic growth in U.S. Health & Operating Income Human Services and U.S. Federal U.S. Health & Human Services $ 58.2 $ 55.9 4% Services Segments, partially offset U.S. Federal Services 31.6 21.4 48% by headwinds in Outside the U.S. Outside the U.S. (1.0) 4.4 (123%) Segment Segment Income $ 88.8 $ 81.7 9% • Operating margin was 9.7% reflecting Intangibles amortization (9.1) (5.5) a higher mix of lower margin and Other (0.5) (2.1) lower risk cost-plus contracts Total Operating Income $ 79.1 $ 74.1 7% combined with continued, downward Operating Margin % 9.7% 11.2% pressure on pretax income Outside the U.S. Effective Tax Rate 26.0% 26.2% • Effective tax rate of 26.0% Net Income attributable to MAXIMUS $ 58.7 $ 55.9 5% • FY20 diluted earnings per share Diluted EPS $ 0.91 $ 0.86 6% increased to $0.91 and better than Company expectations 3 | MAXIMUS: Q1 FY20 EARNINGS PRESENTATION

U.S. Health & Human Services Segment ($ in millions) Q1 FY20 Q1 FY19 % Change Revenue U.S. Health & Human Services $ 312.3 $ 294.2 6% Operating Income U.S. Health & Human Services $ 58.2 $ 55.9 4% Operating Margin % 18.6% 19.0% Q1 FY20 Revenue • All growth was organic and attributable to new contracts and the expansion of existing work Q1 FY20 Operating Margin • Operating margin was better than Company expectations and benefitted from: − Strong operational and financial performance across a number of health services contracts − Cost synergies resulting from the federal citizen engagement centers business acquisition in November 2018 (As a reminder, the acquisition cost-plus contracts absorb indirect costs across all segments resulting in an improvement to profit margins) 4 | MAXIMUS: Q1 FY20 EARNINGS PRESENTATION

U.S. Federal Services Segment ($ in millions) Q1 FY20 Q1 FY19 % Change Revenue U.S. Federal Services $ 366.6 $ 217.0 69% Operating Income U.S. Federal Services $ 31.6 $ 21.4 48% Operating Margin % 8.6% 9.8% Q1 FY20 Revenue • This segment exceeded Company expectations, mostly due to the acceleration of approximately $10M dollars of revenue into Q1 FY20 from future periods. • Census contract continued its ramp toward peak activity levels. The contract delivered approximately $70M of revenue in Q1 FY20 and is expected to grow in the next two fiscal quarters. Q1 FY20 Operating Margin • The segment’s contract mix will be weighted more heavily towards cost-plus contracts in FY20 mostly due to last year’s acquisition. The increase in cost-plus contracts has a dilutive impact on margin. (As a reminder, cost-plus contracts generally have the lowest risk profile and therefore carry the lowest margins of any contract type.) 5 | MAXIMUS: Q1 FY20 EARNINGS PRESENTATION

Outside the U.S. Segment ($ in millions) Q1 FY20 Q1 FY19 % Change Revenue Outside the U.S. $ 139.4 $ 153.4 (9%) Operating Income Outside the U.S. $ (1.0) $ 4.4 (123%) Operating Margin % (0.7%) 2.9% Q1 FY20 Revenue • Organic declines primarily in employment services where volumes and caseloads continue to be challenged by the effects of robust full employment economies across our geographies Q1 FY20 Operating Margin • With nearly half the segment tied to employment services, we are managing costs and working with stakeholders on appropriate terms and performance-based measures needed to sustain a viable supply chain in this economy Australia Bush Fires and Coronavirus in Subsequent Periods • Bush fires in Australia tempered results in Q1 FY20. The government instituted a temporary exemption from job searches for program participants which will disrupt case flows, placements and outcomes in the coming months. • Operations expected to be impacted by coronavirus due to reduced need for job seekers in certain sectors, like tourism where we routinely place job seekers. • Both events will have temporary unfavorable impacts on the business in Australia; degree of impact will depend on duration of impact and length of recovery in the region. Investment In the United Kingdom • Taking steps to diversify the portfolio through ~$5.5M FY20 investment in additional sales and marketing activities to address opportunities that extend our reach into new agencies. Government is seeking financially stable partners to deliver on key policy objectives. Opportunities have long runways but efforts could be pivotal in expanding our portfolio in 6 | MAXIMUS:future years. Q1 FY20 EARNINGS PRESENTATION

Cash Flows, Balance Sheet and Capital Allocation $ in millions Q1 FY20 Cash flows from operations $ 87.3 Purchases of property and equipment and capitalized software costs (10.5) Free cash flow $ 76.8 Days Sales Outstanding (DSO) • 71 days at December 31, 2019 Balance Sheet & Share Purchases • Cash and cash equivalents of $149.5M at December 31, 2019 • Purchased 26,000 shares for a total cost of $1.9M Capital Allocation • M&A remains number one priority, resulting in acquisitions that drive long term, sustainable, organic growth • Targets should build scale, enhance clinical and digital capabilities, extend into new adjacencies, or any combination of these attributes • We will continue to opportunistically purchase MMS shares and pay a quarterly cash dividend of $0.28/share 7 | MAXIMUS: Q1 FY20 EARNINGS PRESENTATION

Reiterating Fiscal Year 2020 Guidance Fiscal 2020 Guidance Revenue $3.15B – $3.30B Diluted EPS $3.95 – $4.15 Cash flow from operations $300M – $350M Free cash flow $275M – $325M Quarterly Commentary • On the top-line, still expect slightly higher revenue in the first half of the year compared to the second half • On the bottom line we have two dynamics due to the timing of revenue: 1. Approximately $10M of revenue accelerated into the first quarter from future periods 2. Expecting a large change order to occur in Q3 whereas we had previously forecasted to recognize this change order in Q2 • As a result, we now expect that earnings for Q2 will be consistent with Q1 and will peak in Q3 driven by the Census contract Income Tax Rate • Estimated range of 24.5% to 25.5% 8 | MAXIMUS: Q1 FY20 EARNINGS PRESENTATION

Fiscal 2020 First Quarter Earnings Call Bruce Caswell President & Chief Executive Officer February 6, 2020

2019 Open Enrollment • Our CCO program over-delivered in the quarter with open enrollment for Medicare and the Marketplace ending in December • Both programs achieved favorable statistics during OE 2019 • Under the Medicare program, we: − Received more than 4.5M IVR calls with more than 3M answered by Customer Service Representatives (CSRs) − Answered nearly 300,000 web chat contacts, 129% higher than last year − Achieved a 93% customer satisfaction score and a 97% quality monitoring score • Under the state-based exchanges, we: − Received nearly 5M IVR calls with nearly 3M answered by CSRs − Completed an estimated 840,000 enrollments through CSRs − Achieved a 91% customer satisfaction score and a 96% quality monitoring score 10 | MAXIMUS: Q1 FY20 EARNINGS PRESENTATION

State Health Insurance Landscape • States addressing their unique demographic needs with new Medicaid expansion initiatives and efforts to establish state-based marketplaces • MAXIMUS recently awarded the GetCovered NJ contract by the New Jersey Department of Banking and Insurance to help transition the state’s marketplace from the Federally Facilitated Marketplace to a State-Based Exchange • NJ marketplace targeted toward consumers who are seeking a medical and/or dental qualified health plan that do not receive employer sponsored health insurance and do not qualify for Medicaid or Medicare • A key step in the effort to improve health coverage access for New Jersey residents and allow the state greater control over its health insurance market and related policies in the long run • MAXIMUS now operates five state-based exchanges across the U.S. • Expanding upon the work we are doing to assist states in delivering Medicaid Enterprise Services • Recent win to deliver provider management services in Ohio to implement and operate our provider credentialing and management solution for the state’s Medicaid providers • New Ohio contract is anticipated to be $44M over 10 years • While each of these individual contracts is small, together they comprise a nice portfolio of strategic contracts built upon our core business 11 | MAXIMUS: Q1 FY20 EARNINGS PRESENTATION

Forward Growth Census 2020 • February 1, marked the launch of Phase 2 for the 2020 Decennial Census which runs through July 31, 2020 • Our operational scope includes 10 contact centers across 8 states and 8,500 CSRs during peak operations who will help support the Census’ goal of surveying 146M households • In preparation for this peak performance period, thousands of candidates were interviewed, and we made more than 3,300 job offers Ongoing Changing Policy Landscape • Over the past two years, we have been working to understand our government clients’ changing priorities and forward-looking policy initiatives • In November 2019, the Office of Personnel Management (OPM) issued a memo to state leaders that clarified that states have the discretion and flexibility to determine appropriate staffing methods – through employees or contractors – in the administration of federally funded, state- administered programs • This clarification enables states to engage in public/private partnerships that are better prepared to address program gaps in funding, talent, technology, and the level of customer service that people expect • There is no requirement that the states change anything – but states now have additional options and a great deal more freedom to transform and modernize their operations • This is a significant cultural shift in the way states think and we are working directly with state clients on white papers and ideas on how to make this shift without disruption • Long-term opportunities that could take years to develop with a decades-long tailwind 12 | MAXIMUS: Q1 FY20 EARNINGS PRESENTATION

New Awards & Pipeline New Awards (YTD) December 31, 2019 Sales Pipeline December 31, 2019 New Work % Signed Contracts $176.6M Total Pipeline $30.6B 69% Unsigned Contracts $439.5M 13 | MAXIMUS: Q1 FY20 EARNINGS PRESENTATION

M&A Strategy Transformational Scale in priority markets • Citizen Engagement Centers Capability • Ascend • Acentia Tuck-in • Remploy Our M&A objective is to find targets that enable us to build enduring, sustainable organic growth by continuing to build scale, enhance our clinical and digital capabilities, extend into new adjacencies, and seek brand new growth platforms 14 | MAXIMUS: Q1 FY20 EARNINGS PRESENTATION

Conclusion • We believe that continued growth relies upon strong governance • Over the past year, MAXIMUS has met with many of our shareholders to understand your priorities related to Environmental, Social and Governance (ESG) matters, as well as our material ESG interests such as human capital, data security and privacy, and governance • As a result of your feedback, we: − Modified our board of director make up − Implemented an anti-pledging policy with respect to our stock − Re-designed our proxy to be a more engaging and intuitive document − Piloting the conversion of our facilities to LED lighting in our federal citizen engagement centers • At our upcoming annual meeting, shareholders will have the opportunity to vote to remove the staggered board model, declassifying our Board of Directors such that all Directors will be elected annually • I am pleased with our continued progress on management’s strategic plan to lead a digital transformation, grow our clinically related services, and expand in key priority markets and adjacencies, driving our strategic trajectory into FY20 • We look forward to continued engagement with shareholders, clients and employees 15 | MAXIMUS: Q1 FY20 EARNINGS PRESENTATION